Lease Commitments	12 Months Ended
Dec. 31, 2015
Lease Commitments [Abstract]
Lease Commitments

NOTE 23 – LEASE COMMITMENTS

Lease Commitments

The following table presents future minimum rental payments under non-cancellable long-term lease agreements for premises and equipment at December 31, 2015:

Future Minimum Rentals (dollars in millions)

Years Ended December 31,
2016	$56.6
2017	47.0
2018	44.7
2019	41.7
2020	35.2
Thereafter	80.0
Total	$305.2

In addition to fixed lease rentals, leases generally require payment of maintenance expenses and real estate taxes, both of which are subject to escalation provisions. Minimum payments include $67.1 million ($14.1 million for 2016) which will be recorded against the facility exiting liability when paid and therefore will not be recorded as rental expense in future periods. Minimum payments have not been reduced by minimum sublease rentals of $60.3 million due in the future under non-cancellable subleases which will be recorded against the facility exiting liability when received. See Note 27 — “Severance and Facility Exiting Liabilities” for the liability related to closing facilities.

Rental expense for premises, net of sublease income (including restructuring charges from exiting office space), and equipment, was as follows. The 2015 balances include five months of activity related to OneWest Bank.

	Years Ended December 31,
(dollars in millions)	2015	2014	2013
Premises	$30.6	$20.1	$19.0
Equipment	6.4	3.4	3.0
Total	$37.0	$23.5	$22.0